UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2021

Cohn Robbins Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39454	98-1547852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302) 295-4937

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CRHC.U	New York Stock Exchange
Class A ordinary shares, par value of $0.0001 per share	CRHC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CRHC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (the “SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (‘SPACs’)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement, dated as of September 11, 2020, between Cohn Robbins Holdings Corp. (the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agreement”). As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 27,600,000 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 12,373,333 redeemable warrants (the “Private Placement Warrants,” and together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO. The Company concluded that, in light of the SEC Statement and in accordance with Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging: Contracts in an Entity’s Own Equity, the Warrants should be classified as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. The Company previously accounted for the Warrants as components of equity.

On July 2, 2021, after consultation with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (the “Independent Accountants”), the Company’s management and audit committee of the board of directors (the “Audit Committee”) concluded that, in light of the SEC Statement, it is appropriate to restate (i) certain items on the Company’s previously issued audited balance sheet as of September 11, 2020, which was related to the IPO, (ii) the unaudited quarterly financial statements as of September 30, 2020 and for the period from July 13, 2020 (inception) through September 30, 2020 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 16, 2020 and (iii) the audited financial statements as of December 31, 2020 and for the period from July 13, 2020 (inception) through December 31, 2020 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2021 (collectively, the “Relevant Periods”). Considering such restatement, such financial statements, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon. The Company will file an Amendment No. 1 on Form 10-K/A to its Annual Report on Form 10-K as of December 31, 2020 and for the period from July 13, 2020 (inception) through December 31, 2020, which will include the restated financial statements for the Relevant Periods.

Going forward, the Company currently expects to continue to classify the Warrants as liabilities (at least until a business combination is consummated), which would require the Company to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on the Company’s results of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

IMPORTANT LEGAL INFORMATION

Cautionary Statement Regarding Forward-Looking Statements

This report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, including those relating to the filing of the Form 10-K/A, other than statements of historical fact included in this report are forward-looking statements. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K, as it may be amended, filed with the SEC. Copies of such filings are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohn Robbins Holdings Corp.

Date: July 2, 2021	By:	/s/ Clifton S. Robbins
	Name:	Clifton S. Robbins
	Title:	Co-Chairman